AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                  EXHIBIT INDEX

Exhibit        Description of Document
Number

EX-99.a1  Articles of Incorporation of Twentieth Century World Investors, Inc.,
dated December 27, 1990 (filed as Exhibit B1a to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 29, 1996 and incorporated herein by reference).

EX-99.a2  Articles of Amendment of Twentieth Century World Investors, Inc.,
dated August 10, 1993 (filed as Exhibit B1b to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 30, 1998 and incorporated herein by reference).

EX-99.a3  Articles Supplementary of Twentieth Century World Investors, Inc.,
dated November 8, 1993 (filed as Exhibit B1b to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 29, 1996 and incorporated herein by reference).

EX-99.a4  Articles Supplementary of Twentieth Century World Investors, Inc.,
dated April 24, 1995 (filed as Exhibit B1c to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 29, 1996 and incorporated herein by reference).

EX-99.a5  Articles Supplementary of Twentieth Century World Investors, Inc.,
dated March 11, 1996 (filed as Exhibit B1d to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on June 13, 1996 and incorporated herein by reference).

EX-99.a6  Articles Supplementary of Twentieth Century World Investors, Inc.,
dated September 9, 1996 (filed as Exhibit B1f to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 30, 1998 and incorporated herein by reference).

EX-99.a7  Articles of Amendment of Twentieth Century World Investors, Inc.,
dated December 2, 1996 (filed as Exhibit B1e to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 31, 1997 and incorporated herein by reference).

EX-99.a8  Articles Supplementary of American Century World Mutual Funds, Inc.,
dated December 2, 1996 (filed as Exhibit B1f to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 31, 1997 and incorporated herein by reference).

EX-99.a9  Articles Supplementary of American Century World Mutual Funds, Inc.,
dated November 13, 1998 (filed as Exhibit B1i to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on November 13, 1998 and incorporated herein by reference).

EX-99.a10  Articles Supplementary of American Century World Mutual Funds, Inc.,
dated February 16, 1999 (filed as Exhibit a10 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 31, 1999 and incorporated herein by reference).

EX-99.a11  Articles Supplementary of American Century World Mutual Funds, Inc.,
dated May 22, 2000 (filed as Exhibit a11 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on May 24, 2000 and incorporated herein by reference).

EX-99.a12  Articles Supplementary of American Century World Mutual Funds, Inc.,
dated October 18, 2000 (filed as Exhibit a12 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 28, 2002, and incorporated herein by reference).

EX-99.a13  Articles Supplementary of American Century World Mutual Funds, Inc.,
dated March 5, 2001 (filed as Exhibit a13 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on April 19, 2001, and incorporated herein by reference).

EX-99.a14  Articles Supplementary of American Century World Mutual Funds, Inc.,
dated May 21, 2001 (filed as Exhibit a14 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on March 28, 2002, and incorporated herein by reference).

EX-99.a15  Articles Supplementary of American Century World Mutual Funds, Inc.,
dated June 14, 2002 (filed as Exhibit a15 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on October 10, 2002, and incorporated herein by reference).

EX-99.a16  Articles Supplementary of American Century World Mutual Funds, Inc.,
dated August 14, 2003 (filed as Exhibit a16 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242,
filed on August 28, 2003, and incorporated herein by reference).

EX-99.a17  Articles Supplementary of American Century World Mutual Funds, Inc.,
dated January 13, 2005 (filed as Exhibit a17 to Post-Effective Amendment No. 34 to the Registration Statement of the Registrant on March 30, 2005, File No.
33-39242, and incorporated herein by reference).

EX-99.a18  Articles Supplementary of American Century World Mutual Funds, Inc.,
dated June 22, 2005 (filed as Exhibit a18 to Post-Effective Amendment No. 36 to the Registration Statement of the Registrant on July 28, 2005, File No.
33-39242, and incorporated herein by reference).

EX-99.a19  Articles Supplementary of American Century World Mutual Funds, Inc.,
dated September 19, 2005 (filed as Exhibit a19 to Post-Effective Amendment No.
38 to the Registration Statement of the Registrant on November 30, 2005, File
No. 33-39242, and incorporated herein by reference).

EX-99.a20  Articles Supplementary of American Century World Mutual Funds, Inc.,
dated December 13, 2005 (filed as Exhibit 1(t) to the Registration Statement on
Form N-14 of the Registrant on December 22, 2005, File No. 33-39242, and
incorporated herein by reference)..

EX-99.a21  Articles Supplementary of American Century World Mutual Funds, Inc.,
dated March 15, 2006.

EX-99.b  Amended and Restated By-Laws, dated September 21, 2004 (filed as
Exhibit b to Post-Effective Amendment No. 33 to the Registration Statement of
the Registrant on January 14, 2005, File No. 33-39242, and incorporated herein by reference).

Ex-99.c  Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh, Article Eighth, and Article Ninth
of Registrant's Articles of Incorporation, appearing as Exhibit (a)(1) to Post-
Effective Amendment No. 6 on Form N-1A of the Registrant, and Article Fifth of
Registrant's Articles of Amendment, appearing as Exhibit (a)(2) to
Post-Effective Amendment No. 9 on Form N-1A of the Registrant, to the
Registration Statement on March 30, 1998; and Sections 3, 4, 5, 6, 7, 8, 9, 10,
11, 22, 24, 25, 30, 31, 33, 39, 45 and 46 of Registrant's Amended and Restated
By-Laws, incorporated herein by reference as Exhibit b hereto.

EX-99.d1 Amended and Restated Management Agreement with American Century
Investment Management, Inc., dated July 29, 2005 (filed as Exhibit d1 to
Post-Effective Amendment No. 36 to the Registration Statement of the Registrant
on July 28, 2005, File No. 33-39242, and incorporated herein by reference).

EX-99.d2  Amended and Restated Management Agreement with American Century
Global Investment Management, Inc., dated September 29, 2005 (filed as Exhibit
d2 to Post-Effective Amendment No. 38 to the Registration Statement of the
Registrant on November 30, 2005, File No. 33-39242, and incorporated herein by reference).

EX-99.d3  Management Agreement with American Century Global Investment
Management, Inc., dated March 30, 2006.

EX-99.d4  Form of Investment Subadvisory Agreement with Templeton Investment
Counsel, LLC, dated March 30, 2006.

EX-99.d5  Amended and Restated Investment Subadvisory Agreement with American
Century Investment Management, Inc. and American Century Global Investment
Management, Inc., dated March 30, 2006.

EX-99.e  Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated March 30, 2006 (filed as Exhibit e to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.g1  Master Agreement with Commerce Bank, N. A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement of American Century Mutual Funds, Inc., File No. 2-14213, filed on
February 28, 1997 and incorporated herein by reference).

EX-99.g2  Global Custody Agreement with The Chase Manhattan Bank, dated August
9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement of American Century Government Income Trust, File No.
2-99222, filed on February 7, 1997 and incorporated herein by reference).

EX-99.g3  Amendment to the Global Custody Agreement with The Chase Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement of American Century Variable Portfolios II,
Inc., File No. 333-46922, filed on January 9, 2001 and incorporated herein by reference).

EX-99.g4   Supplemental Agreement with The Chase Manhattan Bank, dated July 30,
1999 (filed as a part of Post-Effective Amendment No. 16 to the Registration
Statement of the Registrant, File No. 33-39242, filed March 10, 2000 and incorporated herein by reference).

EX-99.g5   Supplemental Agreement with The Chase Manhattan Bank, dated February
1, 2000 (filed as Exhibit h4 to Post-Effective Amendment No. 23 to the
Registration Statement of the Registrant, File No. 33-39242, filed on March 14,
2001 and incorporated herein by reference).

EX-99.g6   Amendment No. 2 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement
of American Century Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g7   Chase Manhattan Bank Custody Fee Schedule, dated October 19, 2000
(filed as Exhibit g5 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.g8   Registered Investment Company Custody Agreement with Goldman, Sachs &
Co., dated February 6, 2006 (filed as Exhibit g8 to the Registration Statement on Form N-14 of the Registrant on March 9, 2006, File No. 33-39242, and
incorporated herein by reference).

EX-99.g9   Russian Addendum for NT Emerging Markets Fund with JP Morgan Chase
Bank, N.A. dated March 13, 2006.

EX-99.g10  Russian Addendum for NT International Growth Fund with JP Morgan
Chase Bank, N.A. dated March 13, 2006.

EX-99.h1  Transfer Agency Agreement with Twentieth Century Services, Inc., dated March 1, 1991 (filed as Exhibit B9 to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant, File No. 33-39242, filed March 29,
1996 and incorporated herein by reference).

EX-99.h2  Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Target Maturities Trust, File
No. 2-94608, filed on January 30, 2004 and incorporated herein by reference).

EX-99.h3  Termination, Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A., as Administrative Agent, dated December 14, 2005 (filed as
Exhibit h13 to Post-Effective Amendment No. 40 to the Registration Statement of
American Century California Tax-Free and Municipal Funds on December 29, 2005,
File No. 2-82734, and incorporated herein by reference).

EX-99.h4  Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios, Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i  Opinion and Consent of Counsel, dated March 9, 2006 (filed as Exhibit
i to the Registration Statement on Form N-14 of the Registrant on March 9, 2006,
File No. 33-39242, and incorporated herein by reference).

EX-99.j1  Consent of Deloitte & Touche LLP, independent registered public accounting firm, dated March 28, 2006.

EX-99.j2  Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, dated March 28, 2006.

EX-99.j3  Power of Attorney, dated December 13, 2005 (filed as Exhibit j2 to
Post-Effective Amendment No. 39 to the Registration Statement of the Registrant
on December 14, 2005, File No. 33-39242, and incorporated herein by reference).

EX-99.j4  Secretary's Certificate, dated December 13, 2005 (filed as Exhibit j3 to Post-Effective Amendment No. 39 to the Registration Statement of the
Registrant on December 14, 2005, File No. 33-39242, and incorporated herein by reference).

EX-99.m1  Master Distribution and Shareholder Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to the Registration Statement of American Century Capital Portfolios, Inc., File
No. 33-64872, filed on February 17, 1998 and incorporated herein by reference).

EX-99.m2  Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 13, 1997 (filed as Exhibit b15b to
Post-Effective Amendment No. 77 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, filed on July 17, 1997 and incorporated herein by reference).

EX-99.m3  Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 30, 1997 (filed as Exhibit b15c to
Post-Effective Amendment No. 78 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1998 and incorporated herein by reference).

EX-99.m4  Amendment No. 3 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 30, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 11 to the Registration Statement of American
Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998 and incorporated herein by reference).

EX-99.m5  Amendment No. 4 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 13, 1998 (filed as Exhibit b15e to
Post-Effective Amendment No. 12 to the Registration Statement of the Registrant,
File No. 33-39242, filed on November 13, 1998 and incorporated herein by reference).

EX-99.m6  Amendment No. 5 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated February 16, 1999 (filed as Exhibit m6 to
Post-Effective Amendment No. 83 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1999 and incorporated herein by reference).

EX-99.m7  Amendment No. 6 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment No. 16 to the Registration Statement of American Century Capital
Portfolios, Inc., File No. 33-64872, filed on July 29, 1999 and incorporated herein by reference).

EX-99.m8  Amendment No. 7 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated November 19, 1999 (filed as Exhibit m8 to
Post-Effective Amendment No. 87 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, filed on November 29, 1999 and incorporated herein by reference).

EX-99.m9  Amendment No. 8 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration Statement of the Registrant, File No.
33-39242, filed on May 24, 2000 and incorporated herein by reference).

EX-99.m10  Amendment No. 9 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated April 30, 2001 (filed as Exhibit m10 to
Post-Effective Amendment No. 24 to the Registration Statement of the Registrant,
File No. 33-39242, filed on April 19, 2001 and incorporated herein by reference).

EX-99.m11  Amendment No. 10 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated December 3, 2001 (filed as Exhibit m11 to
Post-Effective Amendment No. 94 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, filed on December 13, 2001 and incorporated herein by reference).

EX-99.m12  Amendment No. 11 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 3, 2002 (filed as Exhibit m12 to
Post-Effective Amendment No. 26 to the Registration Statement of the Registrant,
File No. 33-39242, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m13  Amendment No. 12 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated August 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 32 to the Registration Statement of American
Century Capital Portfolios, Inc., on July 29, 2004, File No. 33-64872, and
incorporated herein by reference).

EX-99.m14  Master Distribution and Individual Shareholder Services Plan (C
Class), dated March 1, 2001 (filed as Exhibit m11 to Post-Effective Amendment
No. 24 to the Registration Statement of the Registrant, File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m15  Amendment No. 1 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated April 30, 2001 (filed as Exhibit m12 to
Post-Effective Amendment No. 24 to the Registration Statement of the Registrant,
File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m16  Amendment No. 2 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated September 3, 2002 (filed as Exhibit m15 to
Post-Effective Amendment No. 27 to the Registration Statement of the Registrant,
File No. 33-39242, filed on October 10, 2002, and incorporated herein by reference).

EX-99.m17  Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated as of February 27, 2004 (filed as Exhibit m16 to
Post-Effective Amendment No. 104 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 2004, and incorporated herein by reference).

EX-99.m18  Amendment No. 4 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated September 30, 2004 (filed as Exhibit m18 to
Post-Effective Amendment No. 20 to the Registration Statement of American
Century Strategic Asset Allocations, Inc., on September 29, 2004, File No.
33-79482, and incorporated herein by reference).

EX-99.m19  Amendment No. 5 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated November 17, 2004 (filed as Exhibit m19 to
Post-Effective Amendment No. 106 to the Registration Statement of the American
Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m20  Amendment No. 6 to the Master Distribution and Individual Shareholder
Services Plan (C Class), dated March 30, 2006 (filed as Exhibit m20 to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m21  Master Distribution and Individual Shareholder Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds, File No. 2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m22  Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (A Class), dated as of February 27, 2004 (filed as Exhibit m18 to
Post-Effective Amendment No. 104 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 2004, and incorporated herein by reference).

EX-99.m23  Amendment No. 2 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated September 30, 2004 (filed as Exhibit m22 to
Post-Effective Amendment No. 106 to the Registration Statement of American
Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m24  Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated November 17, 2004 (filed as Exhibit m23 to
Post-Effective Amendment No. 106 to the Registration Statement of American
Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m25  Amendment No. 4 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Municipal Trust on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m26  Amendment No. 5 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated September 29, 2005 (filed as Exhibit m25 to
Post-Effective Amendment No. 38 to the Registration Statement of the Registrant
on November 30, 2005, File No. 33-39242, and incorporated herein by reference).

EX-99.m27  Amendment No. 6 to the Master Distribution and Individual Shareholder
Services Plan (A Class), dated March 30, 2006 (filed as Exhibit m27 to
Post-Effective Amendment No. 1 to the Registration Statement of American Century
Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482, and
incorporated herein by reference).

EX-99.m28  Master Distribution and Individual Shareholder Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds, File No. 2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.m29  Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (B Class), dated as of February 27, 2004 (filed as Exhibit m20 to
Post-Effective Amendment No. 104 to the Registration Statement of American
Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 2004, and incorporated herein by reference).

EX-99.m30  Amendment No. 2 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated September 30, 2004 (filed as Exhibit m26 to
Post-Effective Amendment No. 106 to the Registration Statement of American
Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m31  Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated November 17, 2004 (filed as Exhibit m27 to
Post-Effective Amendment No. 106 to the Registration Statement of American
Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m32  Amendment No. 4 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated May 1, 2005 (filed as Exhibit m18 to
Post-Effective Amendment No. 44 to the Registration Statement of American
Century Municipal Trust on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m33  Amendment No. 5 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated September 29, 2005 (filed as Exhibit m31 to
Post-Effective Amendment No. 38 to the Registration Statement of the Registrant
on November 30, 2005, File No. 33-39242, and incorporated herein by reference).

EX-99.m34  Amendment No. 6 to the Master Distribution and Individual Shareholder
Services Plan (B Class), dated March 30, 2006 (filed as Exhibit m34 to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Strategic Asset Allocations, Inc. on March 30, 2006, File No. 33-79482,
and incorporated herein by reference).

EX-99.m35  Master Distribution and Individual Shareholder Services Plan (R
Class), dated August 29, 2003(filed as Exhibit m16 to Post-Effective Amendment
No. 17 to the Registration Statement of American Century Strategic Asset
Allocations, Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.m36  Amendment No. 1 to the Master Distribution and Individual Shareholder
Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m15 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc., on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m37  Amendment No. 2 to the Master Distribution and Individual Shareholder
Services Plan (R Class), dated February 24, 2005 (filed as Exhibit m30 to
Post-Effective Amendment No. 22 of American Century Strategic Asset Allocations,
Inc. on March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.m38  Amendment No. 3 to the Master Distribution and Individual Shareholder
Services Plan (R Class), dated July 29, 2005 (filed as Exhibit m33 to
Post-Effective Amendment No. 111 to the Registration Statement of American
Century Mutual Funds, Inc. on July 28, 2005, File No. 2-14213, and incorporated herein by reference).

EX-99.m39  Amendment No. 4 to the Master Distribution and Individual Shareholder
Services Plan (R Class), dated September 29, 2005 (filed as Exhibit m22 to
Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.m40  Amendment No. 5 to the Master Distribution and Individual Shareholder
Services Plan (R Class), dated March 30, 2006 (filed as Exhibit m40 to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Mutual Funds, Inc. on March 30, 2006, File No. 33-79482, and
incorporated herein by reference).

EX-99.n1  Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed as Exhibit n to Post-Effective Amendment No. 35 to the Registration
Statement of American Century California Tax-Free and Municipal Funds, File No.
2-82734, filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2  Amendment No. 1 to the Amended and Restated Multiple Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Municipal Trust, File No.
2-91229, filed on December 23, 2002, and incorporated herein by reference).

EX-99.n3  Amendment No. 2 to the Amended and Restated Multiple Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations,
Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.n4  Amendment No. 3 to the Amended and Restated Multiple Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement of American Century Mutual Funds, Inc., File No.
2-14213, filed on February 26, 2004, and incorporated herein by reference).

EX-99.n5  Amendment No. 4 to the Amended and Restated Multiple Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration Statement of American Century Quantitative Equity Funds, Inc., on
April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6  Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No. 24 to the Registration Statement of American Century Investment Trust, on July 29,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7  Amendment No. 6 to the Amended and Restated Multiple Class Plan,
dated September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration Statement of American Century Strategic Asset Allocations,
Inc., on September 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.n8  Amendment No. 7 to the Amended and Restated Multiple Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9  Amendment No. 8 to the Amended and Restated Multiple Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective Amendment No. 22 of American Century Strategic Asset Allocations, Inc. on March 30, 2005, File
No. 33-79482, and incorporated herein by reference).

EX-99.n10  Amendment No. 9 to the Amended and Restated Multiple Class Plan,
dated July 29, 2005 (filed as Exhibit n10 to Post-Effective Amendment No. 111 to the Registration Statement of American Century Mutual Funds, Inc. on July 28,
2005, File No. 2-14213, and incorporated herein by reference).

EX-99.n11  Amendment No. 10 to the Amended and Restated Multiple Class Plan,
dated September 29, 2005 (filed as Exhibit n11 to Post-Effective Amendment No.
41 to the Registration Statement of American Century Quantitative Equity Funds,
Inc. on September 29, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.n12  Amendment No. 11 to the Amended and Restated Multiple Class Plan,
dated March 30, 2006 (filed as Exhibit n12 to the Registration Statement of
American Century Strategic Asset Allocations, Inc. on March 30, 2006, File No.
33-79482, and incorporated herein by reference).

EX-99.n13  Letter Agreement with American Century Investment Management, Inc., dated March 30, 2006.

EX-99.p1  American Century Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2  Independent Directors' Code of Ethics amended March 4, 2000 (filed as
Exhibit p2 to Post-Effective Amendment No. 106 to the Registration Statement of
American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.p3  Franklin Templeton Investments Code of Ethics (filed as Exhibit pi to
Post-Effective Amendment No. 25 to the Registration Statement of Templeton
Growth Fund, Inc. on December 30, 2005, File No. 811-04892, and incorporated herein by reference).